                                                       Registration No. 33-64665


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                         POST-EFFECTIVE AMENDMENT NO. 4
                                       TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933



                                MERCK & CO., INC.
             (Exact name of registrant as specified in its charter)

         New Jersey                                    22-1109110
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

             One Merck Drive
          Whitehouse Station, NJ                                      08889-0100
(Address of principal executive offices)                              (Zip Code)


                                ASTRA MERCK INC.
                       EMPLOYEE SAVINGS AND SECURITY PLAN
                            (Full title of the plan)


                                CELIA A. COLBERT
                     Secretary and Assistant General Counsel
                                Merck & Co., Inc.
                                 One Merck Drive
                    Whitehouse Station, New Jersey 08889-0100
                     (Name and address of agent for service)

                                 (908) 423-1000
          (Telephone number, including area code, of agent for service)


                         Copy of all communications to:

                          ROBERT J. LICHTENSTEIN, ESQ.
                           Morgan, Lewis & Bockius LLP
                              2000 One Logan Square
                             Philadelphia, PA 19103
                                 (215) 963-5726

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

                  The following documents, as filed by Merck & Co., Inc. (the "Registrant") with the Securities and Exchange Commission (the "Commission"), are incorporated by reference in this Registration Statement:

                           (a) Annual Report on Form 10-K for the fiscal year
ended December 31, 1997;

                           (b) Quarterly Report on Form 10-Q for the Quarter
ended March 31, 1998;

                           (c) Current Report on Form 8-K dated May 19, 1998;

                           (d) The descriptions of the Common Stock of the
Registrant set forth in the Registrant's Registration Statements pursuant to
Section 12 of the Exchange Act, and any amendment or report filed for the purpose of updating such description.

                  In addition, the Report on Form 11-K for the fiscal year ended December 31, 1997 with respect to the Astra Merck Inc. Employee Savings and Security Plan (the "Plan"), filed with the Commission, is incorporated by reference in this Registration Statement.

                  All reports and other documents filed by the Registrant and the Plan pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, after the date of this registration statement and prior to the filing of a post-effective amendment that indicates that all securities offered hereby have been sold or that deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be part hereof from the date of filing of such documents.

                  Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein (or in any other subsequently filed document that is also incorporated by reference herein) modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part hereof.


ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

                  Item 5 is amended by adding the following paragraph.

                  The financial statements incorporated in this Registration Statement by reference to the Report of the Astra Merck Inc. Employee Savings and Security Plan on Form 11-K for the fiscal year ended December 31, 1997, have been so incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                      The text of item 5 of the Registration Statement as initially filed and in each previously filed post-effective amendment continue to be a part of this Registration Statement.

ITEM 8.  EXHIBITS.

                      The exhibits filed as part of this Registration Statement are as follows:

Exhibit
Number                                          Exhibit
------                                          -------

  5.1                 Opinion re legality (Common Stock of Registrant)*

  5.2                 Opinion of Morgan, Lewis & Bockius LLP (interests in Plan)*

 23.1                 Consent of Price Waterhouse LLP

 23.2                 Consent of Arthur Andersen LLP*

 23.3                 Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 5.2)*

 24                   Power of Attorney and Certified Resolution of Board of Directors*

 99                   Astra Merck Inc. Employee Savings and Security Plan*


*  Previously filed

                                   SIGNATURES

                  The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in Whitehouse Station, New Jersey, on the 30th day of June, 1998.

                                                MERCK & CO., INC.


                                   By:            *
                                      ------------------------------------------
                                      RAYMOND V. GILMARTIN
                                      Chairman of the Board, President and Chief
                                      Executive Office and Director


                                   By:            *
                                      ------------------------------------------
                                      CELIA A. COLBERT
                                      Secretary and Assistant General Counsel
                                      (Attorney-in-fact)


                  Pursuant to the requirements of the Securities Act 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures                          Title                                       Date
----------                          -----                                       ----

        *                           Chairman of the Board,                      June 30, 1998
----------------------------        President and Chief Executive Officer;
Raymond V. Gilmartin                Principal Executive Officer; Director


        *                           Senior Vice President                       June 30, 1998
----------------------------        and Chief Accounting Officer;
Judy C. Lewent                      Principal Financial Officer



        *                           Vice President, Controller;                 June 30, 1998
----------------------------        Principal Accounting Officer
Peter E. Nugent


        *                           Director                                    June 30, 1998
----------------------------
H. Brewster Atwater, Jr.


        *                           Director                                    June 30, 1998
----------------------------
Derek Birkin


        *                           Director                                    June 30, 1998
----------------------------
Edward M. Scolnick, M.D.


        *                           Director                                    June 30, 1998
----------------------------
Lawrence A. Bossidy

        *                           Director                                         June 30, 1998
----------------------------
William G. Bowen, Ph.D.


        *                           Director                                         June 30, 1998
----------------------------
Johnnetta B. Cole, Ph.D.


        *                           Director                                         June 30, 1998
----------------------------
Carolyne K. Davis, Ph.D.


        *                           Director                                         June 30, 1998
----------------------------
Lloyd C. Elam, M.D.


        *                           Director                                         June 30, 1998
----------------------------
Charles E. Exley, Jr.


        *                           Director                                         June 30, 1998
----------------------------
William N. Kelley, M.D.


        *                           Director                                         June 30, 1998
----------------------------
Samuel O. Thier, M.D.


        *                           Director                                         June 30, 1998
----------------------------
Dennis Weatherstone

                  *Celia A. Colbert, by signing her name hereto, does hereby sign this document pursuant to powers of attorney duly executed by the persons named, filed with the Securities and Exchange Commission as an exhibit to the Registration Statement, on behalf of such persons, all in the capacities and on the date stated, such persons including a majority of the directors of the Company.

                              By:
                                    CELIA A. COLBERT
                                    Secretary and Assistant General Counsel
                                    (Attorney-in-Fact)

                  The Plan. Pursuant to the requirements of the Securities Act of 1933, the Plan has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in Wayne, Pennsylvania on June 30, 1998.

                                    ASTRA MERCK INC.
                                    EMPLOYEE SAVINGS AND SECURITY PLAN

                                    By:
                                    Name:  Linda E. Robertson
                                    Title: Administrative Committee

                                   SIGNATURES

                  The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in Whitehouse Station, New Jersey, on the 30th day of June, 1998.

                                                MERCK & CO., INC.


                              By:            *
                                   RAYMOND V. GILMARTIN
                                   Chairman of the Board, President and Chief
                                   Executive Office and Director


                              By:  /s/ Celia A. Colbert
                                   CELIA A. COLBERT
                                   Secretary and Assistant General Counsel
                                   (Attorney-in-fact)


                  Pursuant to the requirements of the Securities Act 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures                          Title                                       Date
----------                          -----                                       ----
        *                           Chairman of the Board,                      June 30, 1998
----------------------------        President and Chief Executive Officer;
Raymond V. Gilmartin                Principal Executive Officer; Director


        *                           Senior Vice President                       June 30, 1998
----------------------------        and Chief Accounting Officer;
Judy C. Lewent                      Principal Financial Officer



        *                           Vice President, Controller;                 June 30, 1998
----------------------------        Principal Accounting Officer
Peter E. Nugent


        *                           Director                                    June 30, 1998
----------------------------
H. Brewster Atwater, Jr.


        *                           Director                                    June 30, 1998
----------------------------
Edward M. Scolnick, M.D.


        *                           Director                                    June 30, 1998
----------------------------
Lawrence A. Bossidy


        *                           Director                                    June 30, 1998
----------------------------
William G. Bowen, Ph.D.

        *                           Director                                         June 30, 1998
----------------------------
Johnnetta B. Cole, Ph.D.


        *                           Director                                         June 30, 1998
----------------------------
Carolyne K. Davis, Ph.D.


        *                           Director                                         June 30, 1998
----------------------------
Lloyd C. Elam, M.D.


        *                           Director                                         June 30, 1998
----------------------------
Charles E. Exley, Jr.


        *                           Director                                         June 30, 1998
----------------------------
William N. Kelley, M.D.


        *                           Director                                         June 30, 1998
----------------------------
Samuel O. Thier, M.D.


        *                           Director                                         June 30, 1998
----------------------------
Dennis Weatherstone

                  *Celia A. Colbert, by signing her name hereto, does hereby sign this document pursuant to powers of attorney duly executed by the persons named, filed with the Securities and Exchange Commission as an exhibit to the Registration Statement, on behalf of such persons, all in the capacities and on the date stated, such persons including a majority of the directors of the Company.

                                    By:   /s/ Celia A. Colbert
                                          CELIA A. COLBERT
                                          Secretary and Assistant General
                                          Counsel
                                          (Attorney-in-Fact)

                  The Plan. Pursuant to the requirements of the Securities Act of 1933, the Plan has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in Wayne, Pennsylvania on June 30, 1998.

                                    ASTRA MERCK INC.
                                    EMPLOYEE SAVINGS AND SECURITY PLAN

                                    By: /s/ Linda E. Robertson
                                    Name:  Linda E. Robertson
                                    Title: Administrative Committee